Exhibit 10.25

WAIVER AND THIRD AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS WAIVER AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Waiver and Amendment”), dated as of November 18, 2005, is entered into by and among Channell Commercial Corporation, a Delaware corporation (“Domestic Borrower”), Channell Commercial Canada Inc., an Ontario corporation (“Canadian Borrower”), Channell Limited, a limited liability company incorporated under the laws of England and Wales (“CLU”), Channell Commercial Europe Limited, a limited liability company incorporated under the laws of England and Wales (“CCEL” and, together with CLU, “UK Borrowers”, and, together with Domestic Borrower, Canadian Borrower and CLU, “Borrowers”), Bank of America, N.A., as assignee of Banc of America Leasing Capital, LLC, successor-in-interest to Fleet Capital Corporation, as Administrative Agent under the Loan Agreement referred to below (in such capacity, the “Administrative Agent”), BABC Global Finance Inc., fka Fleet Capital Global Finance, Inc., as assignee of Fleet Capital Canada Corporation, as Canadian Agent under the Loan Agreement referred to below (in such capacity, the “Canadian Agent”), Bank of America, N.A., as successor-in-interest to Fleet National Bank, London U.K. Branch, as UK Agent under the Loan Agreement referred to below (in such capacity, the “UK Agent”), and the Lenders party to the Loan Agreement referred to below, with reference to the following facts:

RECITALS

Borrowers are parties to the Loan and Security Agreement, dated as of September 25, 2002, as amended (collectively, the “Loan Agreement”), with the Administrative Agent, the Canadian Agent, the UK Agent and the Lenders party thereto, pursuant to which the Lenders have provided Borrowers with certain credit facilities.

Borrowers currently are in default under Section 10.1.3 of the Loan Agreement due to their breach of Section 8.3 of the Loan Agreement by failing to maintain a Fixed Charge Coverage Ratio of at least 1.15 to 1.00 as of September 30, 2005 (Borrower’s actual Fixed Charge Coverage Ratio as of September 30, 2005 was 0.36 to 1.00) – such Event of Default hereinafter is referred to as the “Existing Event of Default”.

The Borrowers have requested that the Lenders waive the Existing Event of Default and modify the minimum Fixed Charge Covenant to facilitate the Borrower’s future compliance with the Loan Agreement.

The Lenders are willing to grant such accommodations to Borrowers as set for below.

NOW, THEREFORE, the parties hereby agree as follows:

1.             Defined Terms.  Any and all initially-capitalized terms used in this Waiver and Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified in the Loan Agreement.

2.             Waiver of Existing Event of Default.  The Lenders hereby waive the Existing Event of Default.  Such waiver by the Lenders shall constitute a waiver of only the Existing Event of Default and not a waiver of any future breach of Section 8.3 or any other provision of the Loan Agreement or any other Loan Document.

3.             Amendment to Minimum Aggregate Availability Covenant.  Section 8.2.18 is hereby amended to read in full as follows:

“8.2.18   Aggregate Availability.  Permit Aggregate Availability to be less than $2,500,000 at any time.”

4.             Amendment to Minimum Fixed Charge Coverage Ratio Covenant.  Exhibit 8.3 to the Loan Agreement is hereby amended to read in full as follows:

“EXHIBIT 8.3
FINANCIAL COVENANTS

Minimum Fixed Charge Coverage Ratio.  Borrowers shall not permit, as of the last day of any fiscal quarter of Domestic Borrower (beginning with the fiscal quarter ending December 31, 2005), the Fixed Charge Coverage Ratio to be less than 0.20 to 1.00.”

5.             Waiver and Amendment Fee.  In consideration of the Agreement of the Agents and the Lenders to enter into this Waiver and Amendment, Domestic Borrower hereby agrees to pay to the Administrative Agent on the Effective Date of this Waiver and Amendment, for the sole account of the Domestic Lender, a one-time fee in the amount of $10,000 (the “Waiver and Amendment Fee”), which fee shall be deemed fully-earned and non-refundable once paid.  Domestic Borrower hereby acknowledges and agrees that the Administrative Agent may effect payment of the Waiver and Amendment Fee by charging the full amount thereof to the Domestic Loan Account.

6.             Conditions Precedent.  The effectiveness of this Waiver and Amendment shall be subject to the prior satisfaction of the following conditions:

(a)           The Administrative Agent and Banc of America Leasing Capital, LLC, as successor-in-interest to Fleet Capital Corporation, shall have entered into an assignment agreement in form and substance satisfactory to the Administrative Agent;

(b)           The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, this Waiver and Amendment, duly executed by the Borrowers, the Canadian Agent, the UK Agent and Majority Lenders;

(c)           Egerton shall have executed the consent to this Waiver and Amendment attached hereto;

(d)           The Borrowers and all other Loan Parties shall be in compliance with all the terms and provisions of the Loan Documents applicable to such Person or its Property and no Default or Event of Default (other than the Existing Event of Default waived hereby) shall have occurred and be continuing; and

(e)           All of the Borrowers’ representations and warranties contained herein shall be true and correct on and as of the date of execution hereof.

7.             Representations and Warranties.

(a)           Reaffirmation of Prior Representations and Warranties.  Each Borrower hereby reaffirms and restates as of the date hereof all of the representations and warranties made by such Borrower in the Loan Agreement and the other Loan Documents, which shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date.

(b)           No Default.  Other than the Existing Event of Default waived hereby, no Default or Event of Default has occurred and remains continuing under any of the Loan Documents.

8.             Miscellaneous.

(a)           Reference to Loan Agreement.  The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended by this Waiver and Amendment.

(b)           Loan Agreement Remains in Effect.  The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrowers ratify and confirm their agreements and covenants contained therein.

(c)           APPLICABLE LAW.  THIS WAIVER AND AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

(d)           Counterparts.  This Waiver and Amendment may be executed in multiple counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have entered into this Waiver and Amendment by their respective duly authorized officers as of the date first above written.

Channell Commercial Corporation,
a Delaware corporation

By:	/s/ William H. Channell, Jr.
Name:	William H. Channell, Jr.
Title:	President and Chief Executive Officer

Channell Commercial Canada Inc.,
an Ontario corporation

By:	/s/ William H. Channell, Jr.
Name:	William H. Channell, Jr.
Title:	President and Chief Executive Officer

Channell Limited,
a limited liability company incorporated
under the laws of England and Wales

By:	/s/ William H. Channell, Jr.
Name:	William H. Channell, Jr.
Title:	President and Chief Executive Officer

Channell Commercial Europe Limited,
a limited liability company incorporated
under the laws of England and Wales

By:	/s/ William H. Channell, Jr.
Name:	William H. Channell, Jr.
Title:	President and Chief Executive Officer

Bank of America, N.A.,
(as assignee of Banc of America
Leasing & Capital, LLC, successor-
in-interest to Fleet Capital Corporation),
as Administrative Agent and as sole
Domestic Lender

By:	/s/Matthew R. Van Steenhuyse
Matthew R. Van Steenhuyse
Senior Vice President

BABC GLOBAL FINANCE INC.,
(as assignee of Fleet Capital Global Finance, Inc.,
as assignee of Fleet Capital Canada Corporation),
as Canadian Agent and as Canadian Lender

By:
Name:
Title:

Bank of America, N.A.
(successor-in-interest to Fleet National Bank, London U.K. Branch), as UK Agent and as UK Lender

By:
Name:
Title:

Consent of Egerton

Reference is made to that certain Loan and Security Agreement, dated as of September 25, 2002, among Channell Commercial Corporation, a Delaware corporation, Channell Commercial Canada Inc., an Ontario corporation, Channell Limited, a limited liability company incorporated under the laws of England and Wales, Channell Commercial Europe Limited, a limited liability company incorporated under the laws of England and Wales, Bank of America, N.A., as assignee of Banc of America Leasing & Capital, LLC, successor-in-interest to Fleet Capital Corporation, as Administrative Agent, BABC Global Finance Inc., fka Fleet Capital Global Finance, Inc., as assignee of Fleet Capital Canada Corporation, a Canadian corporation, as Canadian Agent, Bank of America, N.A., successor-in-interest to Fleet National Bank, London U.K. Branch, which traded as FleetBoston Financial, as UK Agent, and the Lenders party thereto.

The undersigned hereby consents to the execution, delivery and performance of the foregoing Waiver and Third Amendment to Loan and Security Agreement.

Dated:  November 18, 2005

A.C. Egerton (Holdings) Limited,
a company incorporated under the
laws of England and Wales

By:	/s/ William H. Channell, Jr.
Name:	William H. Channell, Jr.
Title:	President and Chief Executive Officer